Fees Summary	Aug. 04, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,538,662.57
Total Transaction Valuation	10,050,049,460.75
Total Offset Amount	0.00
Net Fee	$ 1,538,662.57